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                                                                    Exhibit 10-6

                                                          October 31, 2002



Lexington Precision Corporation
767 Third Avenue
New York, New York  10017

               Re: Amendment to Financing Agreements

Gentlemen:

        Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

        In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

        1. Definitions.

               (a) The definition of "Interest Rate" contained in the letter agreement re: Amendment to Financing Agreements, dated January 31, 1995, between LPC and Congress, as amended by the letter agreement re: Amendment to Financing Agreements, dated March 11, 1997, between LPC and Congress and the letter agreement re: Amendment to Financing Agreements, dated October 1, 1999, between LPC and Congress, is hereby deleted in its entirety and replaced with the following:

                       "Interest Rate" shall mean, from and after November 1,
               2002, as to Prime Rate Loans, a rate of one (1%) percent per annum in excess of the Prime Rate; provided, that, Interest Rate shall mean the rate of two (2%) percent per annum in excess of the Prime Rate as to Prime Rate Loans, at Congress' option, without notice, (a) for the period on and after the effective date of termination or non-renewal hereof, or the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Congress and until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of


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               any judgment against LPC) and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to LPC under the Accounts Agreement and supplements thereto, which excess(es) continue to exist or arise after three (3) days' telephonic or written notice to LPC of any such excess(es) (whether or not such excess(es), arise or are made with or without Congress' knowledge or consent and whether made before or after an Event of Default); provided, further, that, the higher Interest Rate under the immediately preceding proviso shall be inapplicable in the case of any excess(es) described in clause (b) thereof if and to the extent that Congress shall, at Congress' option, have agreed not to charge the higher Interest Rate otherwise permitted to be charged under such proviso, as evidenced by a writing expressly so stating and signed by Congress.

               (b) Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

        2. Term. The first sentence of Section 9.1 of the Accounts Agreement, as heretofore amended, is hereby deleted in its entirety and replaced with the following:

               "This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending January 3, 2003 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

        3. Eurodollar Rate Loans. Notwithstanding any provision of the Accounts Agreement or any of the other Financing Agreements to the contrary, from and after November 1, 2002:

               (a) LPC shall not request and Congress shall not make any Eurodollar Rate Loans, except that any Eurodollar Rate Loans outstanding as of October 31, 2002 shall continue to be treated as Eurodollar Rate Loans until the end of the Interest Period currently in effect for such Eurodollar Rate Loans;

               (b) the Interest Rate in respect of all Loans made on or after such date shall be the Interest Rate applicable to Prime Rate Loans; and

               (c) LPC shall not request that any Prime Rate Loans be converted to Eurodollar Rate Loans and Congress shall not be obligated to convert any such Prime Rate Loans to Eurodollar Rate Loans.

        4. Financial Covenants - Working Capital. Effective as of August 1, 2002, Section IV(g)(i) of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following is substituted therefor: "(i) Intentionally deleted; and".


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        5. Waiver of Event of Default.

               (a) Subject to the terms and conditions set forth herein, Congress hereby waives the Event of Default arising under the Financing Agreements as a result of the failure of LPC to maintain the minimum Working Capital as required under Section IV(g)(i)(b) of the Covenant Supplement to the Accounts Agreement as of August 31, 2002.

               (b) Congress has not waived, is not by this Amendment waiving, and has no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Event of Default referred to above or otherwise), other than the Event of Default specifically referred to above (subject to the terms and conditions set forth herein). The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Congress arising under the terms of the Accounts Agreement or any other Financing Agreements on any future occasion or otherwise.

        6. Amendment Fee. In consideration of the amendments set forth herein and upon receipt by LPC of a fully executed Agreement in the form of Exhibit A hereto, LPC shall on the date hereof, pay to Congress or Congress, at its option, may charge the account of LPC maintained by Congress, an amendment fee in the amount of $80,000, which fee is fully earned as of the date hereof and shall constitute part of the Obligations.

        7. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment (after giving effect to the provisions of this Amendment).

               (b) This Amendment has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

        8. Conditions to Effectiveness of Amendment. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent:


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               (a) Each of Congress and LPC shall have received an executed original or executed original counterparts (as the case may be) of this Amendment, together with an Amendment between LRG and Congress dated of even date herewith with respect to the LRG Financing Agreements and the documents and instruments required thereunder (if any) and the satisfaction of all conditions precedent to the effectiveness thereof, which shall be in form and substance satisfactory to Congress;

               (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects; and

               (c) No Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the provisions of this Amendment).

        9. Effect of this Amendment. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

        10. Further Assurances. LPC shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

        11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

        12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment.

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        By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                            Very truly yours,

                                            CONGRESS FINANCIAL CORPORATION

                                            By:   /s/ Herbert C. Korn
                                               --------------------------------

                                            Title: Vice President
                                                   ----------------------------

AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION

By: /s/ Michael A. Lubin
   --------------------------------

Title: Chairman of the Board
      -----------------------------


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                                     CONSENT

        The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION ("LPC") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                            LEXINGTON RUBBER GROUP, INC.

                                            By:   /s/ Michael A. Lubin
                                               --------------------------------

                                            Title: Chairman of the Board
                                                   ----------------------------


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                                                                       Exhibit A

                                    AGREEMENT

        This Agreement dated as of October 31, 2002 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation (the "LPC"), Lexington Rubber Group, Inc., a Delaware corporation formerly known as Lexington Components, Inc. ("LRG"; LPC and LRG are referred to individually as "Borrower" and collectively as the "Borrowers"), and Congress Financial Corporation ("Congress").

        WHEREAS, Congress and each of the Borrowers have entered into an Accounts Financing Agreement [Security Agreement] dated as of January 11, 1990, as amended, and all supplements thereto and related financing and security agreements (all of the foregoing, as the same have been or may be amended, replaced, extended, modified, or supplemented, are referred to as the "Financing Agreements").

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Waiver. Subject to paragraph 2 hereof, Congress hereby waives, until January 3, 2003, any Event of Default resulting solely from the failure of the LPC to pay any principal or interest due on (a) LPC's 14% Junior Subordinated Notes due May 1, 2002, (b) LPC's Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, (c) LPC's 12-3/4% Senior Subordinated Notes due February 1, 2000, and/or (d) the 10-1/2% Senior Note due May 1, 2002, of LPC and LRG (the indebtedness referred to in clauses (a), (b), and (c) is referred to herein as the "Other Indebtedness").

        2. Rescission of Waivers. The foregoing waivers shall be automatically rescinded, without notice to LPC or LRG, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereto.

        3. Effective Date.

           This Agreement shall be deemed effective as of October 31, 2002.

        4. Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery, and performance of this Agreement have been duly authorized by all requisite action on its part; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or by general equitable principles.

        5. No Other Amendments.

Except as set forth herein, all terms and provisions of the Financing Agreements among Congress, LPC and LRG shall remain in full force and effect. Except as expressly set forth herein, no other or further amendment, waiver or consent is implied by, and LPC and LRG shall not be entitled to, any other or further amendment, waiver or consent by virtue of the provisions of this Agreement. In addition, without limiting the foregoing, the waivers of Congress set forth herein do not constitute an agreement


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to, and LPC and LRG acknowledge that Congress may decline to, grant any other or further waivers with respect to the subject matter hereof or any other matters regardless of whether or not there occurs any change in facts or circumstances relating to LPC and/or LRG.

        6. General Provisions.

           (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Financing Agreements.

           (b) Counterparts. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

           (c) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

           (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

           (e) Headings. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


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               IN WITNESS WHEREOF, each Borrower and Congress have caused this
Agreement to be duly executed and delivered as of the date first written above.

                                     LEXINGTON PRECISION CORPORATION

                                     By:
                                        --------------------------------

                                     Name:
                                          ------------------------------

                                     Title:
                                           -----------------------------


                                     LEXINGTON RUBBER GROUP, INC.

                                     By:
                                        --------------------------------

                                     Name:
                                          ------------------------------

                                     Title:
                                           -----------------------------


                                     CONGRESS FINANCIAL CORPORATION

                                     By:
                                        --------------------------------

                                     Name:
                                          ------------------------------

                                     Title:
                                           -----------------------------


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